UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3445

The Merger Fund
(Exact name of registrant as specified in charter)

100 Summit Lake Drive
Valhalla, New York 10595
(Address of principal executive offices) (Zip code)

Roy Behren and Michael T. Shannon
100 Summit Lake Drive
Valhalla, New York  10595
(Name and address of agent for service)

1-800-343-8959
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

THE
MERGER
FUND®

ANNUAL REPORT

DECEMBER 31, 2012

Dear Fellow Shareholders:

The fourth quarter ending December 31, 2012 extended our track record of stable, “boring” returns.  The Merger Fund® (the “Fund”) gained 1.34% during the period, our 77th gain in the 96 quarters since the Fund’s inception in 1989, bringing our full-year performance to 3.61%.

Amid continued worldwide economic, political and fiscal uncertainty, equity markets stalled but in general did not reverse their gains accrued during the first three quarters of the year.  The S&P 500 lost 0.38% for the quarter, bringing its year-to-date performance down to a still-extraordinary 16.00% (of which Apple alone contributed almost 1.5%), and the MSCI World Index tacked on 2.63%, bringing its yearly tally to 16.54%.  The same cannot be said for our hedge-fund or fixed-income comrades, as the HFRX Merger Arbitrage Index gained 0.27% for the quarter for a 0.95% yearly gain, with a standard deviation of 3.11% (greater than The Merger Fund‘s 2.78%) and the Barclays Aggregate Bond Index returned 0.22% for the quarter.  As in the past, the Fund exhibited roughly one-fifth the “risk” (volatility) of the S&P and one-sixth the volatility of the MSCI World Index.1  The Fund’s beta correlation vs. both indices remained at approximately 0.10.

	Average Annualized Total Return as of 12/31/2012
							Since
	3-month	YTD	1-year	3-year	5-year	10-year	Inception*
The Merger Fund®	1.34	3.61	3.61	2.89	2.93	4.26	6.95
HFRX Merger Arbitrage Index	0.27	0.95	0.95	1.47	3.21	4.22	**
Barclays Aggregate Bond Index	0.22	4.23	4.23	6.21	5.96	5.19	7.17
S&P 500 Index	-0.38	16.00	16.00	10.87	1.66	7.10	9.14
MSCI The World Index	2.63	16.54	16.54	7.53	-0.60	8.08	6.44
Citi 6-Month T-Bills	0.04	0.11	0.11	0.15	0.66	1.84	3.81

*	January 31, 1989.
**	The information is not available because the benchmark’s life is less than the period shown.

YTD and 3-month performance is not annualized.  Performance data quoted represents past performance; past performance does not guarantee future results.  The performance results portrayed herein reflect the reinvestment of all interest, dividends and distributions.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment advisor.  Messrs. Behren and Shannon, the Fund’s current portfolio managers, assumed portfolio management duties of the Fund in 2006.  Performance data current to the most recent month-end may be obtained by calling (800) 343-8959 or by visiting www.mergerfund.com.  As of the latest Prospectus, the Fund’s Total Annual Operating Expenses were 1.68%.  Expenses before investment related expenses were 1.33%.  Investment related expenses will include acquired fund fees and expenses, interest expense, borrowing expense on securities sold short and dividends on securities sold short.

Hedge funds in general had trouble keeping up with the broader markets, with the HFRI Composite Index and the HFRI Fund of Hedge Funds Index lagging the S&P by approximately 10% each in 2012.2  Additionally, college endowments, which on average are thought to hold in excess of 50% of their assets in hedge funds, private equity and other “alternative investments” returned -0.3% as a group during their 2012 fiscal year.3

We bring up the performance of other actively managed investments because a notion has gained some traction throughout investment circles that fees paid to portfolio managers and investment advisors are a waste of money.  Conjecturing that funds in general cannot outperform the market or their relevant index over the long haul, the “efficient market hypothesis” was originally proposed by Professor Eugene Fama of the University of Chicago in the 1960s4 and is currently championed by John Bogle, the retired founder of The Vanguard Group of mutual funds.  Bogle is well-known for his insistence on the superiority of index funds over actively managed mutual funds.  He has claimed that it is foolish to attempt to pick actively managed mutual funds in order to outperform a low-cost index fund over a long time period.  This concept has been repeated in the press and apparently embraced by

1	Three-year trailing standard deviation for The Merger Fund® was 2.78% versus 15.38% for the S&P and 16.95% for the MSCI World Index.
2	Bank of America Merrill Lynch Capital Strategy Group, Global Hedge Fund update, December 2012 (16% vs. 6.16% for the HF Composite and 5.25% for the Fund of Hedge Fund Index).
3	Wall Street Journal, Friday, February 1, 2013 “College Endowments Show Weak Returns”
4
A Wikipedia entry concisely explains that the Efficient Market Hypothesis asserts that financial markets are “informationally efficient.“ As a result, one cannot consistently achieve returns in excess of average market returns on a risk-adjusted basis, given that all information available at the time the investment was made would already be reflected in the price of the security.

many investors, as almost $150 billion was redeemed from “actively managed” stock funds in 2012.  During the same period, U.S. equity and bond Exchange Traded Funds (“ETFs”) saw record inflows of approximately $187 billion combined.5  This phenomenon may also reflect the fact that many managers, of both hedge and mutual funds, have underperformed their benchmark indexes.

In our investment space, however, an investor would rather have a driver at the wheel than ride through “arbitrage-land” in the equivalent of Google’s computer-controlled, auto-piloted automobiles.  The first metric we proffer would be the success rate of our investments in merger arbitrage transactions versus the complete universe of deals that would make up an index, ETF or ETN (Exchange Traded Note).  As we have discussed in past letters, we believe the greater than 98% completion rate of deals in which the Fund has invested over the past several decades reflects the value that we as managers have added by being selective.  An investment in either a random sampling of deals (a “dartboard portfolio”) or in every single announced deal would have yielded a success rate closer to the 90-92% range, and such a portfolio would thus provide a lower rate of return.  Secondly, a manager may also add value, or “alpha” in comparison to an index of his actively managed peers, as evidenced by The Merger Fund’s outperformance versus the HFRX Merger Arbitrage index over the 1-, 3-, 10-year periods shown in the chart on the previous page.  And finally, to get to the point, several passively managed merger-arbitrage investment vehicles have sprung up, presumably in response to the above-mentioned dynamics.  We cannot see how it would be possible to replicate such a research-intensive strategy in an index.

We therefore submit that the results of our investment process, which encompasses financial, legal, regulatory and strategic judgment-based factors, merit permitting Westchester Capital Management to guide your tour of “arbitrage-land” as we attempt to continue providing attractive risk-adjusted returns in all market environments.

The current environment for deal activity appears promising.  We would reiterate that the elements that began to emerge in 2009 are still in place, as Goldman Sachs stated in their aptly titled research piece “M&A: The Stage is Set, Confidence is Key.”  And, like a broken record that is played quarterly, we agree with its authors.  “Debt is cheap.  Cash is up.  Margins are peaking and sales growth is slowing.  The S&P is up and Gross Domestic Product growth improves.  Unlevered private equity dry powder [exceeds] $360bln… Merger and acquisitions in relation to equity market cap remains well below normalized levels.”6  We fully agree that confidence, which stems from economic and corporate visibility, will be the key to an uptick in activity.  “Wait and see has been the dominant attitude of corporations’ approach to acquisitions because of the macroeconomic uncertainty….Once these crises find a solution there will likely be a rebound in activity driven by continuing consolidation in natural resources, industrials, technology and financial services,” explained Gene Sykes, Goldman Sachs’ global head of Mergers and Acquisitions.7

The bullish view appears to be confirmed by the sharp increase in worldwide deal activity during the fourth quarter.  According to the Wall Street Journal, global mergers and acquisitions rose to the highest level in four years this quarter, as a late-year surge provided grounds for optimism in a very slow year.  Companies worldwide announced $692 billion in purchases during the final three months of the year, while full-year activity reached only $2.23 trillion versus $2.42 trillion in 2011, an 8% decrease.  Activity outside of the U.S. increased in the fourth quarter, with European deals growing 73% from the prior quarter to $176 billion.  The Goldman Sachs report similarly observes that global deal and fee backlog at the end of December 2012 sat at the highest quarter-end level seen since the end of 2007.8

Although the tide may have recently turned, lack of confidence during the year dampened hostile transaction activity.  Hostile transactions amounted to approximately $100 billion, down 33% from 2011, and hit the lowest level since 2003.  Frank Aquila, co-head of Sullivan & Cromwell’s global corporate practice, noted “One of the prerequisite conditions for a hostile bid is a high degree of confidence that a company can get financing, confidence in the value of the target and confidence in getting regulatory approval.  What we have had over the past 12 months has been a lack of confidence at all levels in deal making.”9

Geographically, U.S. targets accounted for 35% of the year’s merger volume.  Asian companies continue to be active acquirers, as activity rose to its highest level in over a year, led by Softbank’s $38 billion dollar purchase of U.S.-based Sprint Nextel Corp.  This activity reflected a trend towards cross-border takeovers, which accounted for approximately half of all announced deals in 2012.  Finally, private equity activity slowed but continued in 2012, with $211 billion worth of deals, which was the least amount of activity in that space since 2009.  The good news, however, is that buyers and sellers are confident enough about economic prospects that they are comfortable utilizing leverage again.  During the past two quarters, strong credit markets and low interest rates have led buyout sponsors to utilize a greater percentage of borrowed funds to finance their deals.  Since the financial crisis in 2008, private  equity firms have contributed an average of 42% of the cost of leverage buy-outs (LBOs) with their own money, and over the past six months, that percentage has fallen to 33%, according to Thompson Reuters.  Another measure of leverage, the average ratio of

5	Wall Street Journal, Thursday, January 3, 2013 “Investors Sour on Pro Stock Pickers”
6	Goldman Sachs Equity Research, January 10, 2013, “M&A: The Stage is Set, Confidence is Key”
7	Bloomberg News, Thursday December 27, 2012 “Fourth-Quarter M&A Surge Spurs Optimism After 2012 Deals Decline”
8
Backlog was defined as deals that were announced within a two-year period with a completion date or withdrawal date that came after that two year period or which were considered as pending at the end of that two year period.

9	Financial Times, Friday January 11, 2013 “Hostile Deals Hit 10-year Low on Lack of Confidence”

debt to cash flow (also known as EBITDA, or Earnings Before Interest, Taxes, Depreciation and Amortization) in these types of deals has risen to 5.5x, the highest level since early 2008 and close to the pre-crisis levels of 6-6.5x seen in 2006 and 2007.10

Another indicator we consider is the positive performance of acquirers’ stock.  Well-received deals often encourage additional activity, and we have seen significant strength in the buyers’ stock prices this year.  To name a few, Conagra Foods Inc.’s stock climbed 5% in the wake of its $6.7 billion agreement to purchase Ralcorp Holdings; M&T Bank Corp. announced its purchase of Hudson City Bancorp and promptly saw its own stock rise almost 5%; Intercontinental Exchange opened over 5% higher after revealing its purchase of NYSE Euronext in a $9 billion acquisition; and McKesson Corp. surged 4% on its deal to purchase PSS World Medical, Inc.  The year 2012 saw acquirers’ stock prices rise on merger news in more than 50% of announced transactions.  “When you announce good strategic deals these days both stock prices go up, not just the target’s price,” and that may persuade more companies to pursue transactions, Bank of America Corp’s head of M&A Steven Baronoff said at this year’s Bloomberg Dealmakers Summit.

Our Portfolio

We held 107 investments during the quarter and experienced one terminated deal, generally consistent with our historic deal-selection success rate.  Reflecting a 3:1 ratio of winners to losers, 27 of those positions produced negative marks-to-market and 80 were flat to positive.  We invested in 28 new situations during the quarter, and as of the end of December we held 78 positions and were 90% invested.  New situations are concentrated in the U.S., as 23 of the new positions are local, one is European, two are Japanese, one is Australian and one is Singapore-based.

Winners and losers were dispersed throughout the portfolio, with no single deal accounting for a swing greater than one quarter of one percent.  For the second consecutive quarter, the biggest gainer for the quarter was a European transaction.  As Glencore International plc’s purchase of Xstrata plc continued to dig towards the finish line, the spread tightened enough to contribute 0.21% to the Fund’s performance.

In second place was CNOOC’s bid for Nexen, Inc. of Canada, a $15 billion oil and gas exploration and development company.  Nexen finally received Canadian and Chinese regulatory approval and is currently waiting to receive its final required clearance from the U.S. Committee on Foreign Investment in the United States (CFIUS).  It has been a long road for the China National Oil Company, but they navigated their way very well and when completed, the deal should provide a roadmap for future purchases by Chinese state-affiliated entities.  Notably, and FINALLY, we are pleased to announce that Hertz’s Global Holdings, Inc.’s purchase of Dollar Thrifty Automotive Group has been completed.  After writing about this transaction for 5 quarterly letters, and a drawn-out negotiation with the FTC, the deal squeaked through the antitrust process by Hertz agreeing to sell its Advantage (lower-end) car rental business and conceding to allow competitors to operate onsite at airports at 26 of its locations that overlapped with Dollar Thrifty.

The biggest loser was our position in the only broken deal of the quarter, Astral Media Inc. of Canada.  The $2.5 billion acquisition by Canadian broadcaster BCE Inc. was originally announced in March of 2012, and was expected to close sometime in the second half.  The company and shareholders (and in particular, our Canadian telecom counsel) were surprised when the CRTC, the Canadian radio and television regulatory authority, rejected the transaction on October 18th due to market concentration issues and a lack of tangible benefits to the viewing public.  Although we held a small position, at less than one percent of our assets, we began the process of exiting our holdings.  While this was underway, BCE, which retained the right to appeal or resubmit an application to the CRTC, decided not to terminate the merger agreement with Astral and in fact resubmitted an amended proposal to the authorities which it claimed remedied the prior shortcomings.  It is not clear if the concerns have been adequately addressed, as the application will not be made public until later in the first quarter, but a public hearing will be convened and we will have further opportunity to reassess the situation and perhaps re-involve the Fund in this transaction.  So for now, it will remain on the broken-deal side of the ledger, but as happened last quarter with the rejected and then-later-approved acquisition of Progress Energy Resources of Canada by Malaysia’s Petronas, we might claw this one back.

The portfolio remains diversified, and our new positions span a variety of industries, transaction structures and geography.  Telecommunications was our most active industry: Deutsche Telecom rang up MetroPCS Communications for a friendly deal, Sumitomo Corp. broadcast its interest in Japanese cable and satellite corporation Jupiter Communications, and Softbank burned up the wires with three interconnected transactions, completing its purchase of eAccess Ltd, a fellow Japanese provider of diversified communication services and then following that up with a deal to buy Sprint Nextel Corporation which itself then made a bid for fellow U.S. wireless provider Clearwire Corporation.  The next most active sector for the Fund was Oil and Gas.  We are hoping that Freeport-McMoRan Copper & Gold hits a gusher with its simultaneous U.S. purchases of McMoRan Exploration Co., and Plains Exploration and Production Company.  We also topped off the tank with a small position in Murphy Oil, which is restructuring via a planned spin-off of its refining and marketing operations.

10	Wall Street Journal, Monday December 17, 2012 “Debt Loads Climb in Buyout Deals”

Additionally, we saw transactions between related parties, who either currently do business with each other or are already partly owned by the prospective acquirer.  Such situations include the buy-in of Netherlands’ CNH Global NV by Fiat Industrial, Crexus by its controlling shareholder Annaly Capital Management, Singapore-based Frasier and Neave, Ltd by Thai Beverage PCL (of Thailand of course!), McMoRan Exploration’s acquisition by related Freeport-McMoRan Copper & Gold, and even Clearwire Corp.’s proposed marriage with Sprint Nextel is somewhat incestuous given Sprint’s large ownership of and business relationship with Clearwire.

As mentioned in previous letters, transformational reorganizations and spin-offs have continued to occur, in some cases prompted by activist investors.  The value of such spin-offs has risen markedly as companies continue to seek ways to unlock shareholder value in this low-growth environment.  We have witnessed many instances of increased value from these transactions and are staying alert for opportunities for the Fund to realize low-volatility, low-risk rates of return.  Corporate restructurings we are following closely include Pfizer, Valero Energy, Dun & Bradstreet, The McGraw-Hill Companies, Lamar Advertising, Corrections Corp. of America, Penn Gaming, Murphy Oil, CBS Corporation, Vodaphone plc and the recently completed $57 billion spin-off of AbbVie Inc. by Abbott Laboratories.

On another unrelated note, Hewlett-Packard Co. announced that it had been the victim of numerous “accounting improprieties” by members of Autonomy Corp plc, which it had acquired in a multi-billion dollar transaction at the end of 2011.  The Fund had invested in this deal and held Autonomy stock through the completion of the merger.  Although it is unfortunate that Hewlett-Packard has now taken a $9 billion impairment charge, we were unaffected because our positions are self-liquidating when a merger closes.  In a cash deal, we receive cash for our shares, and in a stock-for-stock deal we are short the acquiring company’s shares and that short position will offset the long target shares upon completion.

Finally a brief macro note:  the investment flows discussed in the first page of this letter may credibly be interpreted as the beginning of the long awaited “great rotation” out of bonds and into stocks.  Although there has been much discussion about the existence of a “bond bubble,” those who have bet on a fixed income “correction” for the past several years have incurred losses.  While we do not position our portfolio to have directional exposure to either stocks or bonds, there tends to be a correlation between the risk-free rate of investment (such as treasury bills), also known as the cost of capital, and the performance of absolute-return strategies such as merger arbitrage.  High-quality arbitrage spreads on announced merger transactions offer rates of return which are comprised of a spread, known as a risk premium, over and above the cost of capital, to account for the potential risk of investing in merger transactions.  Therefore, the strategy is naturally positioned in the event that were interest rates to rise, investments such as ours, with any element of risk, would need to provide a greater return than a risk-free investment, and market forces would consequently be expected to drive prices to accommodate this dynamic.  We do not predict future stock market or interest rate levels, but we are comfortable with our exposure and tendency of low volatility in the event that rates turn up from these historic low levels.

Miscellaneous

The Fund’s total expense ratio, which we watch like a hawk, including management fee waivers currently in place, is 23% below our peer averages, again placing it in the lowest quartile of funds in the Morningstar Market Neutral Fund category.11  We are also in the lowest quartile for Investment Advisory Fees, at 32% below our peer averages in the Market Neutral Fund category.12

As noted previously, Westchester Capital Management, LLC is the portfolio manager for a ’40-Act registered mutual fund called the Dunham Monthly Distribution Fund, which provides an alternative market-neutral profile to The Merger Fund®.  There is significant strategy overlap and Merger Fund shareholders will receive the benefit of any relevant ideas uncovered through our parallel investment processes.

Quarterly statistical summaries will be provided within two weeks after the end of the quarter, prior to the release of the quarterly letter.  They are available electronically on the web, or we would be happy to arrange for an automatic email when it becomes available.

For convenience, investors can arrange for e-alerts of important Fund communications.  Through our website at www.mergerfund.com, you can check account balances, make purchases and sales, and sign up for notification of trade confirmations, statements and shareholder communications via e-mail.

Thanks again for your support and please feel free to contact us with any questions or comments.

Sincerely,

Roy Behren	Mike Shannon

11	Morningstar Market Neutral Fund average total expense ratio of 1.77% vs. The Merger Fund® at 1.37%.
12	Morningstar Market Neutral Fund average investment advisory fees of 1.27% vs. The Merger Fund® at 0.87%.

Before investing in The Merger Fund®, carefully consider its investment objectives, risks, charges and expenses.  For a prospectus or summary prospectus containing this and other information, please call (800) 343-8959 or view it online at www.mergerfund.com.  Please read it carefully before investing.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Mutual fund investing involves risk.  Principal loss is possible.  The principal risk associated with the Fund’s merger arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized.  Investments in foreign companies involved in pending mergers, takeovers and other corporate reorganizations may entail political, cultural, regulatory, legal, and tax risks different from those associated with comparable transactions in the United States.  Merger arbitrage portfolios may have higher turnover rates than portfolios of typical long-only funds.  This may increase the transaction costs to the Fund, which could impact the Fund’s performance.  The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s shares prior to the acquisition completion.  However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and it short position in the acquirer’s shares.

References to other mutual funds do not construe an offer of those securities.

The views expressed are as of February 5, 2013 and are a general guide to the views of Westchester Capital Management.  The views expressed are those of the fund manager, are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  This document does not replace portfolio and fund-specific materials.

Definitions:  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The MSCI World Index is a free float-adjusted market capitalization index designed to measure the equity market performance of developed economies.  The indices are unmanaged and not available for direct investment.  HFRX Indices are investable indices designed to be representative of the overall composition of the hedge fund industry.  The Barclays  Aggregate Bond Index is an intermediate term index comprised of investment grade bonds.  The HFRX Merger Arbitrage Index is comprised of strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction.  Citi 6-Month T-Bills measures monthly return equivalents of yield averages that are not marked to market.  The Six-Month Treasury Bill Indexes consist of the last three six-month Treasury bill issues.  Standard Deviation is the degree by which returns vary relative to the average return.  The higher the standard deviation, the greater the variability of the investment; Beta is a measure of the fund’s sensitivity to market movements.  A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market; A basis point (often denoted as bp) is a unit equal to 1/100 of a percentage point.  The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point.  Correlation is calculated using R-Squared; a measure that represents the percentage of a fund’s movements that can be explained by movements in a benchmark index.  A fund with low R-squared doesn’t act much like the index.  The HFRI Composite Index is a global, equal-weighted index of over 2,000 single-manager funds that report to HFR Database.  The HFRI Fund of Hedge Funds Index invests with multiple managers through funds or managed accounts.  Alpha is a measure of performance on a risk-adjusted basis.  Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index.  The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.  EBITDA  is a non-GAAP metric that is measured exactly as stated.  All interest payments, tax, depreciation and amortization entries in the income statement are reversed out from the bottom-line net income.  It is intended to measure and enable profitability comparison between different companies by canceling the effects of different asset bases (by cancelling depreciation), different takeover histories (by cancelling amortization often stemming from goodwill), effects due to different tax structures, as well as the effects of different capital structures (by cancelling interest payments).

This is not an offer or solicitation for the purchase or sale of any security and should not be construed as such.

The SEC does not endorse, indemnify, approve nor disapprove of any security.

The Merger Fund® is distributed by Quasar Distributors, LLC.

Chart 1	Chart 2

PORTFOLIO COMPOSITION	PORTFOLIO COMPOSITION
By Type of Deal*	By Type of Buyer*

Chart 3

PORTFOLIO COMPOSITION
By Deal Terms*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2012.
1	“Stub” includes assets other than cash and stock (e.g., escrow notes).

Chart 4

PORTFOLIO COMPOSITION
By Sector*

Chart 5

PORTFOLIO COMPOSITION
By Region*

*	Data expressed as a percentage of long common stock, corporate bonds and swap contract positions as of December 31, 2012.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Chart 6

GLOBAL MERGER ACTIVITY

Quarterly volume of announced global mergers
and acquisitions January 2003 – December 2012

Source: Bloomberg, Global Financial Advisory Mergers & Acquisitions Rankings 2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE MERGER FUND AND S&P 500

		Average
		Annual Total Return
	1 Yr.	3 Yr.	5 Yr.	10 Yr.
The Merger Fund	3.61%	2.89%	2.93%	4.26%
The Standard & Poor’s 500 Index	16.00%	10.87%	1.66%	7.10%

The Standard & Poor’s 500 Index (S&P 500) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  This chart assumes an initial gross investment of $10,000 made on December 31, 2002.  Returns shown include the reinvestment of all dividends.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Merger Fund
EXPENSE EXAMPLE
December 31, 2012
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs as described below and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 for the period 7/1/12 – 12/31/12.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load or transaction fees, you will be assessed transaction-related fees for outgoing wire transfers, returned checks and stop-payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, a $15.00 fee will be charged by the Fund’s transfer agent. IRAs will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below, but if they were, such expenses would lower the “Ending Account Value” below. The example below includes, among other fees, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 7/1/12	Value 12/31/12	Period 7/1/12 – 12/31/12*
Actual+(1)	$1,000.00	$1,024.30	$7.33
Hypothetical++(2)	$1,000.00	$1,017.90	$7.30

+	Excluding dividends on securities sold short, borrowing expense on securities sold short and interest expense, your actual cost of investment in the Fund would be $6.36.
++	Excluding dividends on securities sold short, borrowing expense on securities sold short and interest expense, your hypothetical cost of investment in the Fund would be $6.34.
*	Expenses are equal to the Fund’s annualized expense ratio of 1.44%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(1)	Ending account values and expenses paid during the period based on a 2.43% return. This actual return is net of expenses.
(2)	Ending account values and expenses paid during period based on a 5.00% annual return before expenses.

The Merger Fund
SCHEDULE OF INVESTMENTS
December 31, 2012

Shares		Value

COMMON STOCKS — 71.47%

	ADVERTISING — 2.74%
691,532	Arbitron, Inc. (h)	$32,280,714
2,293,200	Lamar Advertising Company Class A (a)(f)	88,861,500
		121,142,214
	APPAREL RETAIL — 0.68%
1,534,000	J.C. Penney Company, Inc. (h)
		30,235,140
	APPAREL, ACCESSORIES & LUXURY GOODS — 2.60%
1,605,036	The Warnaco Group, Inc. (a)(g)	114,872,426

	AUTO PARTS & EQUIPMENT — 0.57%
468,554	Visteon Corporation (a)(f)	25,217,576

	AUTOMOBILE MANUFACTURERS — 0.43%
650,000	General Motors Co. (a)	18,739,500

	BREWERS — 0.15%
774,215	Grupo Modelo, S.A. de C.V. (b)	6,984,213

	BROADCASTING & CABLE TV — 0.62%
302,613	Astral Media, Inc. Class A (b)(h)	14,064,340
225,300	Discovery Communications, Inc. Class C (a)	13,180,050
		27,244,390
	CABLE & SATELLITE TV — 2.31%
2,843,758	Comcast Corporation Special Class A (h)	102,233,100

	COMPUTER STORAGE & PERIPHERALS — 0.25%
1,137,486	Intermec, Inc. (a)	11,215,612

	CONSTRUCTION & ENGINEERING — 2.84%
324,400	Chicago Bridge & Iron Company N.V. — ADR	15,035,940
2,365,267	The Shaw Group Inc. (a)(g)	110,245,095
		125,281,035
	CONSTRUCTION & FARM
	MACHINERY & HEAVY TRUCKS — 0.37%
742,200	Navistar International Corporation (a)	16,157,694

	DISTILLERS & VINTNERS — 0.45%
559,700	Constellation Brands, Inc. Class A (a)(f)	19,807,783

	DIVERSIFIED CHEMICALS — 0.95%
2,630,004	Huntsman Corporation (f)	41,817,064

	DIVERSIFIED METALS & MINING — 0.70%
877,263	Freeport-McMoRan Copper & Gold, Inc. (f)	30,002,395

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value

	DIVERSIFIED METALS & MINING — 0.70% (continued)
310,134	Pilot Gold, Inc. (a)(b)	$664,105
		30,666,500
	HEALTH CARE DISTRIBUTORS — 1.64%
2,500,934	PSS World Medical, Inc. (a)(f)	72,226,974

	HOUSEHOLD PRODUCTS — 0.43%
280,200	The Procter & Gamble Company (f)	19,022,778

	INDUSTRIAL CONGLOMERATES — 0.96%
2,521,668	Fraser & Neave Ltd. (b)(h)	20,023,887
769,500	Tyco International Ltd. (b)(f)	22,507,875
		42,531,762
	INDUSTRIAL MACHINERY — 2.77%
230,257	Gardner Denver, Inc. (h)	15,772,604
1,389,700	Robbins & Myers, Inc. (f)	82,617,665
503,300	The Timken Company	24,072,839
		122,463,108
	INTEGRATED OIL & GAS — 5.03%
1,870,100	BP PLC — ADR (f)	77,870,964
1,325,200	Hess Corporation (f)	70,182,592
1,241,900	Murphy Oil Corporation (f)	73,955,145
		222,008,701
	INTEGRATED TELECOMMUNICATION SERVICES — 3.73%
464,200	AT&T, Inc. (h)	15,648,182
1,884,840	CenturyLink, Inc. (f)	73,734,941
196,750	TELUS Corporation (non-voting) (b)	12,793,596
1,443,300	Verizon Communications, Inc. (f)	62,451,591
		164,628,310
	INTERNET RETAIL — 0.14%
92,768	Liberty Ventures (a)	6,285,960

	INVESTMENT BANKING & BROKERAGE — 0.50%
1,191,753	Jefferies Group, Inc. (h)	22,130,853

	MANAGED HEALTH CARE — 4.14%
4,079,102	Coventry Health Care, Inc. (h)	182,866,143

	MORTGAGE REITS — 0.13%
488,596	CreXus Investment Corporation	5,985,301

	MOVIES & ENTERTAINMENT — 0.82%
1,416,100	News Corporation Class A (f)	36,167,194

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value

	MULTI-LINE INSURANCE — 1.80%
2,255,400	American International Group, Inc. (a)(f)	$79,615,620

	OIL & GAS EXPLORATION & PRODUCTION — 9.52%
803,700	Anadarko Petroleum Corporation (f)	59,722,947
1,457,000	Chesapeake Energy Corporation (f)	24,215,340
2,352,000	McMoRan Exploration Co. (a)(f)	37,749,600
6,682,531	Nexen, Inc. (b)(f)	180,027,385
2,523,914	Plains Exploration & Production Company (a)(g)	118,472,523
		420,187,795
	OIL & GAS REFINING & MARKETING — 0.71%
921,700	Valero Energy Corporation (f)	31,448,404

	OIL & GAS STORAGE & TRANSPORTATION — 0.84%
1,138,100	Williams Companies, Inc. (f)	37,261,394

	PACKAGED FOODS & MEATS — 3.97%
2,909,300	Dean Foods Company (a)(f)	48,032,543
2,816,349	Dole Food Company, Inc. (a)(f)	32,303,523
1,060,951	Ralcorp Holdings, Inc. (a)(h)	95,114,257
		175,450,323
	PERSONAL PRODUCTS — 0.15%
98,800	Mead Johnson Nutrition Co.	6,509,932

	PHARMACEUTICALS — 3.64%
1,603,545	Abbott Laboratories (f)	105,032,197
577,500	Eli Lilly & Company (h)	28,482,300
1,091,822	Pfizer, Inc. (f)	27,382,896
		160,897,393
	PUBLISHING — 1.34%
1,079,400	McGraw-Hill Companies, Inc. (f)	59,010,798

	REGIONAL BANKS — 0.75%
280,525	Citizens Republic Bancorp, Inc. (a)	5,321,559
3,305,900	KeyCorp (f)	27,835,678
		33,157,237
	REINSURANCE — 0.16%
248,195	Alterra Capital Holdings Ltd. (b)	6,996,617

	SECURITY & ALARM SERVICES — 1.57%
1,948,700	Corrections Corporation of America (f)	69,120,389

	SEMICONDUCTOR EQUIPMENT — 2.72%
1,328,500	Cymer, Inc. (a)(h)	120,136,255

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Shares		Value

	SPECIALIZED FINANCE — 1.75%
2,447,842	NYSE Euronext (f)	$77,204,937

	THRIFTS & MORTGAGE FINANCE — 1.05%
5,708,776	Hudson City Bancorp, Inc. (e)	46,412,349

	TRUCKING — 1.13%
3,065,100	Hertz Global Holdings, Inc. (a)(f)	49,869,177

	WIRELESS TELECOMMUNICATION SERVICES — 4.42%
1,162,103	Clearwire Corporation Class A (a)	3,358,478
11,778,900	MetroPCS Communications, Inc. (a)(f)	117,082,266
13,185,000	Sprint Nextel Corporation (a)(f)	74,758,950
		195,199,694
	TOTAL COMMON STOCKS (Cost $3,057,461,267)	3,156,409,645

WARRANTS — 0.00%
142,642	Kinross Gold Corporation (a)(b)	42,304
	TOTAL WARRANTS (Cost $540,029)	42,304

Principal Amount

CORPORATE BONDS — 1.14%
	McMoRan Exploration Co.
$10,969,000	11.875%, 11/15/2014	11,723,119
	MetroPCS Wireless, Inc.
10,338,000	6.625%, 11/15/2020	11,022,893
	Rite Aid Corporation
24,486,000	10.375%, 7/15/2016	26,016,375
	Sealy Mattress Co.
1,461,000	10.875%, 4/15/2016 (Acquired 10/5/2012, Cost $1,598,769) (i)	1,552,312
	TOTAL CORPORATE BONDS (Cost $50,444,364)	50,314,699

Contracts (100 shares per contract)

PURCHASED PUT OPTIONS — 0.46%
	Abbott Laboratories
16,036	Expiration: February 2013, Exercise Price: $57.50	288,648
	American International Group, Inc.
5,880	Expiration: February 2013, Exercise Price: $26.00	47,040
5,090	Expiration: February 2013, Exercise Price: $28.00	66,170
10,182	Expiration: February 2013, Exercise Price: $29.00	193,458
	Anadarko Petroleum Corporation
8,037	Expiration: February 2013, Exercise Price: $55.00	140,648

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	BP PLC — ADR
18,701	Expiration: January 2013, Exercise Price: $35.00	$130,907
	CenturyLink, Inc.
8,202	Expiration: January 2013, Exercise Price: $34.00	41,010
2,469	Expiration: April 2013, Exercise Price: $30.00	37,035
	Chesapeake Energy Corporation
14,570	Expiration: January 2013, Exercise Price: $14.00	72,850
	Constellation Brands, Inc. Class A
5,597	Expiration: January 2013, Exercise Price: $27.50	111,940
	Corrections Corporation of America
19,487	Expiration: March 2013, Exercise Price: $28.00	487,175
	Dean Foods Company
10,994	Expiration: March 2013, Exercise Price: $11.00	109,940
12,426	Expiration: June 2013, Exercise Price: $12.00	497,040
	Dole Food Company, Inc.
8,627	Expiration: January 2013, Exercise Price: $9.00	43,135
6,821	Expiration: January 2013, Exercise Price: $10.00	68,210
3,737	Expiration: April 2013, Exercise Price: $9.00	112,110
	Eli Lilly & Company
5,775	Expiration: January 2013, Exercise Price: $40.00	34,650
	General Motors Co.
3,321	Expiration: June 2013, Exercise Price: $19.00	99,630
3,179	Expiration: June 2013, Exercise Price: $20.00	120,802
	H&R Block, Inc.
4,708	Expiration: January 2013, Exercise Price: $10.00	11,770
	Hertz Global Holdings, Inc.
11,006	Expiration: March 2013, Exercise Price: $10.00	27,515
9,822	Expiration: March 2013, Exercise Price: $11.00	98,220
	Hess Corporation
3,732	Expiration: February 2013, Exercise Price: $37.50	57,846
5,604	Expiration: February 2013, Exercise Price: $40.00	140,100
3,289	Expiration: February 2013, Exercise Price: $42.50	120,049
	Huntsman Corporation
22,890	Expiration: January 2013, Exercise Price: $11.00	57,225
5,882	Expiration: February 2013, Exercise Price: $10.00	29,410
	iShares Russell 2000 Index Fund
4,650	Expiration: February 2013, Exercise Price: $82.00	716,100
	J.C. Penney Company, Inc.
4,276	Expiration: January 2013, Exercise Price: $16.00	94,072
1,951	Expiration: January 2013, Exercise Price: $17.50	87,795
9,113	Expiration: February 2013, Exercise Price: $15.00	423,754

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	KeyCorp
33,059	Expiration: March 2013, Exercise Price: $7.00	$314,060
	Lamar Advertising Company Class A
11,466	Expiration: January 2013, Exercise Price: $28.00	85,995
	Materials Select Sector SPDR Trust
317	Expiration: March 2013, Exercise Price: $38.00	51,354
	McGraw-Hill Companies, Inc.
10,795	Expiration: February 2013, Exercise Price: $40.50	53,975
	Mead Johnson Nutrition Co.
988	Expiration: February 2013, Exercise Price: $60.00	65,208
	Murphy Oil Corporation
1,561	Expiration: January 2013, Exercise Price: $47.50	7,805
6,076	Expiration: January 2013, Exercise Price: $50.00	60,760
2,223	Expiration: January 2013, Exercise Price: $52.50	33,345
1,766	Expiration: April 2013, Exercise Price: $45.00	83,885
	Navistar International Corporation
7,422	Expiration: April 2013, Exercise Price: $12.00	185,550
	News Corporation Class A
14,161	Expiration: April 2013, Exercise Price: $20.00	247,817
	Pfizer, Inc.
10,918	Expiration: March 2013, Exercise Price: $22.00	163,770
	The Procter & Gamble Company
2,827	Expiration: January 2013, Exercise Price: $55.00	16,962
	SPDR S&P 500 ETF Trust
933	Expiration: January 2013, Exercise Price: $140.00	111,027
9,773	Expiration: January 2013, Exercise Price: $141.00	1,417,085
	Sprint Nextel Corporation
18,788	Expiration: January 2014, Exercise Price: $10.00	11,554,620
	The Timken Company
2,517	Expiration: March 2013, Exercise Price: $35.00	50,340
	Tyco International Ltd.
7,696	Expiration: January 2013, Exercise Price: $24.00	46,176
	Valero Energy Corporation
6,144	Expiration: June 2013, Exercise Price: $28.00	700,416
	Verizon Communications, Inc.
2,157	Expiration: January 2013, Exercise Price: $37.00	12,942
4,457	Expiration: February 2013, Exercise Price: $36.00	42,341

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF INVESTMENTS (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Visteon Corporation
1,412	Expiration: March 2013, Exercise Price: $40.00	$31,770
1,867	Expiration: March 2013, Exercise Price: $45.00	116,688
	Williams Companies, Inc.
11,381	Expiration: February 2013, Exercise Price: $27.00	91,048
	Yahoo! Inc.
6,233	Expiration: January 2013, Exercise Price: $12.50	6,233
	TOTAL PURCHASED PUT OPTIONS (Cost $29,940,939)	20,117,426

Principal Amount

ESCROW NOTES — 0.01%
$601,200	Delphi Financial Class Action Trust Escrow (a)(d)	420,840
	TOTAL ESCROW NOTES (Cost $0)	420,840

Shares

SHORT-TERM INVESTMENTS — 21.22%
195,821,594	BlackRock Liquidity Funds TempFund Portfolio, 0.14% (c)(g)	195,821,594
247,000,000	Fidelity Institutional Government Portfolio, 0.01% (c)(e)	247,000,000
247,000,000	Goldman Sachs Financial Square Money Market Fund, 0.14% (c)(g)	247,000,000
247,000,000	The Liquid Asset Portfolio, 0.15% (c)(g)	247,000,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $936,821,594)	936,821,594
	TOTAL INVESTMENTS
	(Cost $4,075,208,193) — 94.30%	$4,164,126,508

Percentages are stated as a percent of net assets.
ADR — American Depository Receipt
ETF — Exchange-Traded Fund
PLC — Public Limited Company
(a)	Non-income producing security.
(b)	Foreign security.
(c)	The rate quoted is the annualized seven-day yield as of December 31, 2012.
(d)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.
(e)	All or a portion of the shares have been committed as collateral for open securities sold short.
(f)	All or a portion of the shares have been committed as collateral for written option contracts.
(g)	All or a portion of the shares have been committed as collateral for swap contracts.
(h)	All or a portion of the shares have been committed as collateral for forward currency exchange contracts.
(i)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2012, these securities represented 0.04% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Funds Services, LLC.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SECURITIES SOLD SHORT
December 31, 2012

Shares		Value

COMMON STOCKS
63,589	Aetna, Inc.	$2,944,171
1,528,270	ASML Holding N.V. — ADR	98,435,871
2,843,758	Comcast Corporation Class A	106,299,674
225,300	Discovery Communications, Inc. Class A	14,302,044
58,170	Expedia, Inc.	3,574,546
42,808	FirstMerit Corporation	607,446
122,750	IntercontinentalExchange, Inc.	15,197,677
92,500	Leucadia National Corporation	2,200,575
212,991	M & T Bank Corporation	20,973,224
10,710	Markel Corporation	4,641,928
36,167	PVH Corporation	4,014,899
196,750	TELUS Corporation (a)	12,876,671
79,647	TripAdvisor, Inc.	3,341,988
		289,410,714

Principal Amount

CORPORATE BONDS
	SPX Corporation
$2,000,000	6.875%, 9/1/2017	2,240,000
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $257,724,348)	$291,650,714

ADR — American Depository Receipt
(a)Foreign security.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN
December 31, 2012

Contracts (100 shares per contract)		Value

CALL OPTIONS WRITTEN
	Abbott Laboratories
16,035	Expiration: February 2013, Exercise Price: $65.00	$2,605,688
	Aetna, Inc.
13,543	Expiration: January 2013, Exercise Price: $36.00	13,949,290
835	Expiration: January 2013, Exercise Price: $39.00	609,550
834	Expiration: January 2013, Exercise Price: $40.00	529,590
	American International Group, Inc.
5,880	Expiration: February 2013, Exercise Price: $30.00	3,263,400
6,492	Expiration: February 2013, Exercise Price: $32.00	2,499,420
10,182	Expiration: February 2013, Exercise Price: $33.00	3,105,510
	Anadarko Petroleum Corporation
8,037	Expiration: February 2013, Exercise Price: $65.00	8,117,370
	BP PLC — ADR
14,021	Expiration: January 2013, Exercise Price: $40.00	2,692,032
4,680	Expiration: January 2013, Exercise Price: $41.00	549,900
	CenturyLink, Inc.
1,221	Expiration: January 2013, Exercise Price: $39.00	73,260
11,519	Expiration: January 2013, Exercise Price: $40.00	201,582
6,106	Expiration: April 2013, Exercise Price: $38.00	1,175,405
	Chesapeake Energy Corporation
14,570	Expiration: January 2013, Exercise Price: $17.50	393,390
	Chicago Bridge & Iron Company N.V.
6,270	Expiration: April 2013, Exercise Price: $38.00	5,548,950
	Clearwire Corporation Class A
11,621	Expiration: January 2013, Exercise Price: $3.00	58,105
	Constellation Brands, Inc. Class A
3,754	Expiration: January 2013, Exercise Price: $32.50	1,313,900
1,843	Expiration: January 2013, Exercise Price: $35.00	322,525
	Corrections Corporation of America
11,873	Expiration: June 2013, Exercise Price: $33.00	4,867,930
7,614	Expiration: June 2013, Exercise Price: $34.00	2,741,040
	Dean Foods Company
16,667	Expiration: March 2013, Exercise Price: $15.00	3,500,070
12,426	Expiration: June 2013, Exercise Price: $16.00	2,609,460
	Dole Food Company, Inc.
10,783	Expiration: January 2013, Exercise Price: $11.00	754,810
10,005	Expiration: January 2013, Exercise Price: $12.50	100,050
3,737	Expiration: April 2013, Exercise Price: $11.00	495,152

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Eli Lilly & Company
5,775	Expiration: January 2013, Exercise Price: $47.00	$1,495,725
	Freeport-McMoRan Copper & Gold, Inc.
3,371	Expiration: February 2013, Exercise Price: $27.00	2,435,547
11,763	Expiration: February 2013, Exercise Price: $28.00	7,351,875
10,122	Expiration: May 2013, Exercise Price: $27.00	7,616,805
	General Motors Co.
3,321	Expiration: June 2013, Exercise Price: $25.00	1,643,895
3,179	Expiration: June 2013, Exercise Price: $26.00	1,347,896
	Hertz Global Holdings, Inc.
11,006	Expiration: March 2013, Exercise Price: $13.00	3,852,100
19,645	Expiration: March 2013, Exercise Price: $14.00	5,205,925
	Hess Corporation
5,614	Expiration: February 2013, Exercise Price: $45.00	4,785,935
4,349	Expiration: February 2013, Exercise Price: $47.50	2,772,488
3,289	Expiration: February 2013, Exercise Price: $50.00	1,447,160
	Huntsman Corporation
6,451	Expiration: January 2013, Exercise Price: $15.00	645,100
5,882	Expiration: February 2013, Exercise Price: $13.00	1,794,010
10,519	Expiration: May 2013, Exercise Price: $14.00	2,787,535
	IntercontinentalExchange, Inc.
2,662	Expiration: June 2013, Exercise Price: $110.00	4,565,330
	J.C. Penney Company, Inc.
4,276	Expiration: January 2013, Exercise Price: $20.00	461,808
1,951	Expiration: January 2013, Exercise Price: $21.00	138,521
9,113	Expiration: February 2013, Exercise Price: $18.00	2,615,431
	KeyCorp
33,059	Expiration: March 2013, Exercise Price: $8.00	2,347,189
	Lamar Advertising Company Class A
22,932	Expiration: January 2013, Exercise Price: $35.00	8,828,820
	Leucadia National Corporation
8,728	Expiration: March 2013, Exercise Price: $20.00	3,491,200
	M & T Bank Corporation
17	Expiration: January 2013, Exercise Price: $85.00	23,035
729	Expiration: April 2013, Exercise Price: $85.00	1,020,600
1,922	Expiration: April 2013, Exercise Price: $95.00	1,153,200
	McGraw-Hill Companies, Inc.
3,689	Expiration: February 2013, Exercise Price: $46.50	3,061,870
7,105	Expiration: February 2013, Exercise Price: $47.50	5,186,650

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	McMoRan Exploration Co.
23,520	Expiration: February 2013, Exercise Price: $15.00	$2,540,160
	Mead Johnson Nutrition Co.
988	Expiration: February 2013, Exercise Price: $65.00	283,556
	MetroPCS Communications, Inc.
61,945	Expiration: January 2013, Exercise Price: $10.00	2,168,075
11,280	Expiration: January 2013, Exercise Price: $11.00	169,200
14,699	Expiration: February 2013, Exercise Price: $9.00	1,653,638
4,203	Expiration: February 2013, Exercise Price: $10.00	210,150
21,459	Expiration: May 2013, Exercise Price: $9.00	3,111,555
4,203	Expiration: May 2013, Exercise Price: $10.00	361,458
	Murphy Oil Corporation
1,561	Expiration: January 2013, Exercise Price: $55.00	749,280
6,869	Expiration: January 2013, Exercise Price: $57.50	1,923,320
2,223	Expiration: January 2013, Exercise Price: $60.00	288,990
1,766	Expiration: April 2013, Exercise Price: $55.00	1,130,240
	Navistar International Corporation
7,422	Expiration: April 2013, Exercise Price: $16.00	4,861,410
	News Corporation Class A
14,161	Expiration: April 2013, Exercise Price: $24.00	3,257,030
	NYSE Euronext
1,639	Expiration: March 2013, Exercise Price: $21.00	1,733,242
	Pfizer, Inc.
10,918	Expiration: March 2013, Exercise Price: $25.00	786,096
	The Procter & Gamble Company
2,802	Expiration: January 2013, Exercise Price: $65.00	875,625
	PSS World Medical, Inc.
1,208	Expiration: February 2013, Exercise Price: $30.00	3,020
	PVH Corporation
2,578	Expiration: March 2013, Exercise Price: $95.00	4,524,390
	Robbins & Myers, Inc.
6,234	Expiration: January 2013, Exercise Price: $60.00	31,170
	Sprint Nextel Corporation
18,189	Expiration: January 2013, Exercise Price: $5.50	400,158
13,507	Expiration: February 2013, Exercise Price: $5.50	364,689
41,449	Expiration: February 2013, Exercise Price: $6.00	207,245
	The Timken Company
5,034	Expiration: March 2013, Exercise Price: $40.00	4,278,900

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF OPTIONS WRITTEN (continued)
December 31, 2012

Contracts (100 shares per contract)		Value
	Tyco International Ltd.
7,696	Expiration: January 2013, Exercise Price: $27.00	$1,816,256
	Valero Energy Corporation
9,217	Expiration: June 2013, Exercise Price: $32.00	3,917,225
	Verizon Communications, Inc.
2,157	Expiration: January 2013, Exercise Price: $42.00	295,509
4,457	Expiration: February 2013, Exercise Price: $41.00	1,067,452
	Visteon Corporation
2,805	Expiration: March 2013, Exercise Price: $45.00	2,664,750
1,867	Expiration: March 2013, Exercise Price: $50.00	1,017,515
	Williams Companies, Inc.
11,381	Expiration: February 2013, Exercise Price: $31.00	2,572,106
	Xstrata PLC
10,240	Expiration: February 2013, Exercise Price: GBP 10.00 (a)	1,272,535
40,960	Expiration: February 2013, Exercise Price: GBP 9.80 (a)	6,121,472
		196,810,446
PUT OPTIONS WRITTEN
	iShares Russell 2000 Index Fund
2,325	Expiration: February 2013, Exercise Price: $78.00	174,375
	SPDR S&P 500 ETF Trust
933	Expiration: January 2013, Exercise Price: $134.00	36,387
9,774	Expiration: January 2013, Exercise Price: $135.00	430,056
	Sprint Nextel Corporation
9,394	Expiration: January 2014, Exercise Price: $4.00	685,762
		1,326,580
	TOTAL OPTIONS WRITTEN
	(Premiums received $202,586,126)	$198,137,026

ADR — American Depository Receipt
ETF — Exchange-Traded Fund
GBP — British Pound
PLC — Public Limited Company
(a)  Level 2 security.  Please see Note 2 for more information.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF FORWARD CURRENCY EXCHANGE CONTRACTS*
December 31, 2012

			U.S. $			U.S. $	Unrealized
Settlement	Currency to		Value at	Currency to		Value at	Appreciation
Date	be Delivered		Dec. 31, 2012	be Received		Dec. 31, 2012	(Depreciation)
1/16/13	1,903,391	Australian Dollars	$1,974,111	1,937,081	U.S. Dollars	$1,937,081	$(37,030)
1/16/13	1,965,724	U.S. Dollars	1,965,724	1,903,391	Australian Dollars	1,974,111	8,387
3/20/13	2,627,932	Australian Dollars	2,713,161	2,756,964	U.S. Dollars	2,756,964	43,803
5/8/13	34,154,492	Australian Dollars	35,141,793	34,998,192	U.S. Dollars	34,998,192	(143,601)
7/10/13	6,705,949	Australian Dollars	6,869,927	6,882,807	U.S. Dollars	6,882,807	12,880
1/9/13	27,782,952	British Pounds	45,131,214	44,645,398	U.S. Dollars	44,645,398	(485,816)
1/9/13	6,731,217	U.S. Dollars	6,731,217	4,166,200	British Pounds	6,767,663	36,446
2/26/13	50,222,088	British Pounds	81,569,221	81,191,589	U.S. Dollars	81,191,589	(377,632)
3/15/13	56,764,667	British Pounds	92,190,043	91,198,664	U.S. Dollars	91,198,664	(991,379)
1/4/13	193,865,750	Canadian Dollars	194,882,480	195,173,412	U.S. Dollars	195,173,412	290,932
3/20/13	931,002	Canadian Dollars	934,387	941,907	U.S. Dollars	941,907	7,520
6/12/13	14,777,140	Canadian Dollars	14,800,922	14,919,592	U.S. Dollars	14,919,592	118,670
1/9/13	33,250,000	Euros	43,891,719	43,271,051	U.S. Dollars	43,271,051	(620,668)
1/9/13	43,089,739	U.S. Dollars	43,089,739	33,250,000	Euros	43,891,719	801,980
1/24/13	119,107,262	Euros	157,249,404	152,509,852	U.S. Dollars	152,509,852	(4,739,552)
1/24/13	157,227,672	U.S. Dollars	157,227,672	119,107,262	Euros	157,249,404	21,732
3/7/13	107,553,707	Euros	142,047,912	142,237,627	U.S. Dollars	142,237,627	189,715
3/13/13	15,989,193	Euros	21,118,440	20,776,038	U.S. Dollars	20,776,038	(342,402)
3/13/13	20,820,711	U.S. Dollars	20,820,711	15,989,193	Euros	21,118,440	297,729
4/15/13	2,723,288,750	Japanese Yen	31,461,233	32,937,564	U.S. Dollars	32,937,564	1,476,331
2/15/13	23,955,846	Singapore Dollar	19,609,622	19,593,380	U.S. Dollars	19,593,380	(16,242)
			$1,121,420,652			$1,116,972,455	$(4,448,197)

*	JPMorgan Chase & Co. Inc. is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
SCHEDULE OF SWAP CONTRACTS
December 31, 2012

				Unrealized
Termination				Appreciation
Date	Security	Shares	Notional	(Depreciation)*	Counterparty
LONG SWAP CONTRACTS
7/12/13	Aegis Group PLC	23,651,944	$89,748,247	$1,673,216	JPMorgan Chase & Co. Inc.
9/19/13	Australian Infrastructure Fund	10,428,853	33,740,155	409,167	JPMorgan Chase & Co. Inc.
7/5/13	British Sky Broadcasting
	Group PLC	3,313,600	41,129,724	5,813,808	Merrill Lynch & Co. Inc.
5/1/13	Charter Hall Office REIT
	Contingent Consideration (a)	2,032,447	— **	— **	JPMorgan Chase & Co. Inc.
11/20/13	CNH Global N.V. (a)	843,439	33,745,994	(6,353,891)	Merrill Lynch & Co. Inc.
10/10/13	eAccess Ltd. (a)	35,220	25,737,771	5,367,742	JPMorgan Chase & Co. Inc.
11/30/13	GrainCorp. Ltd.	570,719	7,308,793	221,203	JPMorgan Chase & Co. Inc.
6/25/13	Grupo Modelo, S.A. de C.V.	11,474,863	102,974,044	1,069,468	JPMorgan Chase & Co. Inc.
10/18/13	Hillgrove Resources Ltd.	13,139,699	1,566,909	190,952	JPMorgan Chase & Co. Inc.
12/6/13	Jupiter Telecommunications
	Co., Ltd.	24,479	30,682,213	(1,485,862)	JPMorgan Chase & Co. Inc.
11/2/13	TELUS Corporation (non-voting)	117,600	7,653,529	88,313	The Goldman Sachs Group, Inc.
2/22/13	TELUS Corporation (non-voting)	2,167,790	141,082,006	17,431,009	Merrill Lynch & Co. Inc.
3/8/13	TNT Express NV	1,229,700	13,635,701	(1,454,198)	Merrill Lynch & Co. Inc.
3/20/13	TNT Express NV	10,091,743	111,903,705	(7,542,368)	JPMorgan Chase & Co. Inc.
12/19/13	Xstrata PLC	43,473	748,189	9,833	The Goldman Sachs Group, Inc.
5/18/13	Xstrata PLC	7,602,860	130,848,566	11,590,374	JPMorgan Chase & Co. Inc.
SHORT SWAP CONTRACTS
10/3/13	Fiat Industrial S.p.A.	(13,427)	(146,492)	(9,086)	JPMorgan Chase & Co. Inc.
11/20/13	Fiat Industrial S.p.A.	(3,215,676)	(35,083,733)	(671,079)	Merrill Lynch & Co. Inc.
12/19/13	Glencore International PLC	(123,598)	(706,694)	(1,923)	The Goldman Sachs Group, Inc.
4/10/13	Glencore International PLC	(7,575,524)	(43,314,422)	(2,072,826)	JPMorgan Chase & Co. Inc.
10/10/13	SoftBank Corporation	(707,370)	(25,801,674)	(1,653,394)	JPMorgan Chase & Co. Inc.
11/2/13	TELUS Corporation	(117,600)	(7,723,161)	(46,924)	The Goldman Sachs Group, Inc.
2/22/13	TELUS Corporation	(2,167,790)	(142,365,576)	(17,513,519)	Merrill Lynch & Co. Inc.
				$5,060,015

PLC — Public Limited Company
REIT – Real Estate Investment Trust
*	Based on the net value of each broker, unrealized appreciation is a receivable and unrealized depreciation is a payable.
**	Value is less than $0.50.
(a)	Security fair valued by the Adviser in good faith in accordance with the policies adopted by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2012

ASSETS:
Investments, at value (Cost $4,075,208,193)		$4,164,126,508
Cash		65,828
Cash held in foreign currency (Cost $195,134,122)		194,898,713
Deposits at brokers		321,501,025
Receivable from brokers		257,724,348
Receivable for investments sold		7,138,333
Receivable for forward currency exchange contracts		3,306,125
Receivable for swap contracts		7,807,885
Receivable for fund shares issued		13,187,870
Dividends and interest receivable		16,580,765
Prepaid expenses and other receivables		113,178
Total Assets		4,986,450,578
LIABILITIES:
Securities sold short, at value (proceeds of $257,724,348)	$291,650,714
Written option contracts, at value (premiums received $202,586,126)	198,137,026
Payable for forward currency exchange contracts	7,754,322
Payable for swap contracts	2,747,870
Payable for closed swap contracts	8,343,175
Payable for investments purchased	40,408,721
Payable for fund shares redeemed	13,200,013
Distribution fees payable	4,437,159
Dividends and interest payable	2,388,763
Accrued expenses and other liabilities	1,692,956
Total Liabilities		570,760,719
NET ASSETS		$4,415,689,859
NET ASSETS CONSIST OF:
Accumulated undistributed net investment loss		$(628,060)
Accumulated net realized loss on investments, securities
sold short, written option contracts expired or closed, swap contracts,
foreign currency translation and forward currency exchange contracts		(87,965,411)
Net unrealized appreciation (depreciation) on:
Investments	$88,918,315
Securities sold short	(33,926,366)
Written option contracts	4,449,100
Swap contracts	5,060,015
Foreign currency translation	(235,905)
Forward currency exchange contracts	(4,448,197)
Net unrealized appreciation		59,816,962
Paid-in capital		4,444,466,368
Total Net Assets		$4,415,689,859
NET ASSET VALUE and offering price per share*
($4,415,689,859 / 278,995,111 shares of beneficial interest outstanding)		$15.83

*  The redemption price per share may vary based on the length of time a shareholder holds Fund shares.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2012

INVESTMENT INCOME:
Interest
Non Affiliates		$6,208,612
Affiliates		161,984
Dividend income on long positions
Non Affiliates (net of foreign withholding taxes of $562,183)		57,754,339
Affiliates		1,048,744
Total investment income		65,173,679
EXPENSES:
Investment advisory fees	$48,343,164
Distribution fees	9,279,148
Sub transfer agent fees	4,874,021
Administration fees	1,525,458
Transfer agent and shareholder servicing agent fees	941,803
Professional fees	653,585
Reports to shareholders	618,493
Fund accounting expense	407,311
Custody fees	363,879
Miscellaneous expenses	245,406
Federal and state registration fees	217,877
Trustees’ fees and expenses	184,973
Borrowing expense on securities sold short	9,806,050
Dividends on securities sold short	10,589,522
Total expenses before expense waiver by Adviser		88,050,690
Less: Expense reimbursed by Adviser		(6,175,196)
Net expenses		81,875,494
NET INVESTMENT LOSS		(16,701,815)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
Investments	25,315,519
Securities sold short	(7,229,257)
Written option contracts expired or closed	56,335,530
Swap contracts	(35,959,386)
Foreign currency translation	489,630
Forward currency exchange contracts	(953,251)
Net realized gain		37,998,785
Change in unrealized appreciation (depreciation) on:
Investments	134,072,436
Securities sold short	(20,388,522)
Written option contracts	11,952,018
Swap contracts	25,719,895
Foreign currency translation	(283,135)
Forward currency exchange contracts	(4,931,404)
Net unrealized appreciation		146,141,288
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		184,140,073
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$167,438,258

The accompanying notes are an integral part of these financial statements.

The Merger Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Three Month Ended	Year Ended
	December 31, 2012	December 31, 2011*	September 30, 2011
Net investment loss	$(16,701,815)	$(7,373,408)	$(49,571,393)
Net realized gain (loss) on investments, securities
sold short, written option contracts expired or closed,
swap contracts, foreign currency translation and
forward currency exchange contracts	37,998,785	(9,676,087)	272,630,284
Change in unrealized appreciation (depreciation) on
investments, securities sold short, written option
contracts, swap contracts, foreign currency translation
and forward currency exchange contracts	146,141,288	156,748,223	(273,632,296)
Net increase in net assets resulting from operations	167,438,258	139,698,728	(50,573,405)
Distributions to shareholders from: (Note 5)
Net investment income	(71,370,998)	(26,112,274)	—
Net realized gains	(17,361,215)	(116,043,398)	(70,276,496)
Total dividends and distributions	(88,732,213)	(142,155,672)	(70,276,496)
Net increase (decrease) in net assets from
capital share transactions (Note 4)	(689,576,446)	115,163,137	1,461,121,676
Net increase (decrease) in net assets	(610,870,401)	112,706,193	1,340,271,775

NET ASSETS:
Beginning of period	5,026,560,260	4,913,854,067	3,573,582,292
End of period (including accumulated undistributed
net investment income (loss) of $(628,060),
$70,048,008 and $78,326,065, respectively)	$4,415,689,859	$5,026,560,260	$4,913,854,067

*	For the period October 1, 2011 through December 31, 2011. The Fund changed its fiscal year end from September 30 to December 31.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS
Selected per share data is based on a share of beneficial interest outstanding throughout each period.

			Three
	Year		Months
	Ended		Ended
	Dec. 31,		Dec. 31,		Year Ended September 30,
	2012		2011*		2011		2010	(1)	2009 (1)	2008	(1)
Per Share Data:
Net Asset Value, beginning of period	$15.59		$15.59		$15.93		$15.26		$14.79	$16.55

Income from investment operations:
Net investment income (loss)(2)	(0.05	)(3)	(0.02	)(3)	(0.18	)(3)	(0.02	)(4)	0.24 (4)	0.00	(5)(6)
Net realized and unrealized
gain (loss) on investments	0.61		0.47		0.13		0.69		0.58	(0.70)
Total from investment operations	0.56		0.45		(0.05)		0.67		0.82	(0.70)
Redemption Fees	0.00	(6)	0.00	(6)	0.00	(6)	0.00	(6)	0.00 (6)	0.00	(6)

Less distributions:
Distributions from net investment income	(0.26)		(0.08)		—		(0.00	)(6)	(0.06)	(0.37)
Distributions from net realized gains	(0.06)		(0.37)		(0.29)		—		(0.05)	(0.69)
Distributions from return of capital	—		—		—		—		(0.24)	—
Total dividends and distributions	(0.32)		(0.45)		(0.29)		(0.00	)(6)	(0.35)	(1.06)
Net Asset Value, end of period	$15.83		$15.59		$15.59		$15.93		$15.26	$14.79

Total Return	3.61%		2.90	%(7)	(0.34)%		4.39%		5.78%	(4.32)%

Supplemental data and ratios:
Net assets, end of period (000’s)	$4,415,690		$5,026,560		$4,913,854		$3,573,582		$1,811,380	$1,414,165
Ratio of operating expenses
to average net assets	1.69%		1.64	%(8)	1.96%		2.57%		4.22%	1.66%
Ratio of dividends on short positions
and borrowing expense on securities
sold short to average net assets	0.42%		0.31	%(8)	0.62%		1.16%		2.68%	0.19%
Ratio of operating expense to average
net assets excluding dividends on short
positions and borrowing expense
on securities sold short:
Before expense waiver	1.40%		1.46	%(8)	1.46%		1.48%		1.54%	1.48%
After expense waiver	1.27%		1.33	%(8)	1.34%		1.41%		1.54%	1.47%
Ratio of net investment loss
to average net assets:
Before expense waiver	(0.47)%		(0.72	)%(8)	(1.25)%		(1.35)%		(2.49)%	(0.10)%
After expense waiver	(0.34)%		(0.59	)%(8)	(1.13)%		(1.28)%		(2.49)%	(0.09)%
Portfolio turnover rate(9)	240.32%		48.13	%(7)	292.79%		192.21%		318.45%	300.24%

Footnotes To Financial Highlights On Following Page

The accompanying notes are an integral part of these financial statements.

The Merger Fund
FINANCIAL HIGHLIGHTS (continued)

(1)	Performance data included herein for periods prior to 2011 reflect that of Westchester Capital Management, Inc., the Fund’s prior investment adviser. See Note 1 for additional information.
(2)
Net investment income (loss) before interest expense, borrowing expense on securities sold short and dividends on securities sold short for the year ended December 31, 2012, the three months ended December 31, 2011 and the years ended September 30, 2011, 2010, 2009 and 2008 was $0.01, $(0.01), $(0.08), $0.12, $0.55, and $0.02, respectively.

(3)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(4)	Net investment income (loss) per share is calculated using ending balance after consideration of adjustments for permanent book and tax differences.
(5)	Net investment income (loss) per share is calculated using ending balance prior to consideration of adjustments for permanent book and tax differences.
(6)	Amount less than $0.005 per share.
(7)	Not Annualized.
(8)	Annualized.
(9)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short positions). The denominator includes the average long positions throughout the period.
*	Stub period from October 1, 2011 through December 31, 2011.

The accompanying notes are an integral part of these financial statements.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2012

Note 1 — ORGANIZATION

The Merger Fund (the “Fund”) is a no-load, open-end, non-diversified investment company organized as a trust under the laws of the Commonwealth of Massachusetts on April 12, 1982, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was formerly known as the Risk Portfolio of The Ayco Fund. In January of 1989, the Fund’s fundamental investment policies were amended to permit the Fund to engage in merger arbitrage. At the same time, Westchester Capital Management, Inc. became the Fund’s investment adviser, and the Fund began to do business as The Merger Fund. In a transaction that closed on December 31, 2010, Westchester Capital Management, Inc. transferred substantially all of its business and assets to Westchester Capital Management, LLC (the “Adviser”), which became the Fund’s investment adviser. Therefore, the performance information included herein for periods prior to 2011 reflect the performance of Westchester Capital Management, Inc.  Mr. Roy Behren and Mr. Michael Shannon, the Fund’s current portfolio managers, assumed portfolio management duties of the Fund in 2006. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers, leveraged buyouts, liquidations and other types of corporate reorganizations.  During a prior fiscal period, the Fund’s Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31.

Note 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

A.    Investment Valuation

Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in registered investment companies are valued at the reported net asset value (“NAV”). Other listed securities are valued at the last sale price on the exchange on which such securities are primarily traded or, in the case of options, at the last sale price. The securities valued using quoted prices in active markets are classified as Level 1 investments. Securities not listed on an exchange, but for which market transaction prices are reported, are valued at the last sale price as of the close of the New York Stock Exchange. Non-exchange listed securities that do not trade on a particular day are valued at the mean of the closing bid and asked prices. These securities are classified as Level 2 investments. In pricing corporate bonds and other debt securities, that are not obligations of the U.S. Government or its agencies, the mean of the reported closing bid and ask prices is used. These securities are classified as Level 2 investments. When pricing options, if no sales are reported or if the last sale is outside the bid and asked parameters, the higher of the

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intrinsic value of the option or the mean between the last reported bid and asked prices will be used. Options for which there is an active market are classified as Level 1 investments, but options not listed on an exchange are classified as Level 2 investments. Investments in United States government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Short-term debt investments are carried at amortized cost, which approximates market value. Money Market Funds are valued at the reported NAV.

The Adviser monitors and reviews the pricing of securities daily and makes determinations of fair value when such procedures call for judgement and analysis. Securities for which there are no market quotations readily available or such quotations are unreliable are valued at fair value as determined in good faith by the Adviser in accordance with procedures adopted by the Board of Trustees and under the supervision of the Board of Trustees. Fair valuation prices are reviewed on a day to day basis by a committee overseen by the Chief Compliance Officer. The factors for fair valuation the Adviser may consider include, among other things: fundamental analytical data; the nature and duration of restrictions on disposition; an evaluation of forces that influence the market in which the securities are purchased and sold; intrinsic value and public trading in similar securities of the issuer or comparable issuers. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Generally, the fair value of a security is the price that would be received for a security in an orderly transaction between market participants. These securities are generally classified as Level 2 or 3 depending on the priority of significant inputs. At December 31, 2012, fair valued securities in good faith represent 0.01% of net assets using the absolute value of long investments and swap contracts.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable Fund assets and liabilities by level within the fair value hierarchy for the Fund as of December 31, 2012. These assets and liabilities are measured on a recurring basis.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

	Level 1	Level 2	Level 3		Total
Assets
Common Stocks*	$3,156,409,645	$—	$—		$3,156,409,645
Warrants	42,304	—	—		42,304
Corporate Bonds	—	50,314,699	—		50,314,699
Purchased Put Options	20,117,426	—	—		20,117,426
Escrow Notes	—	—	420,840		420,840
Short-Term Investments	936,821,594	—	—		936,821,594
Swap Contracts**	—	7,807,885	—	***	7,807,885
Forward Currency
Exchange Contracts**	—	3,306,125	—		3,306,125
Liabilities
Common Stock Sold Short	$289,410,714	$—	$—		$289,410,714
Corporate Bond Sold Short	—	2,240,000	—		2,240,000
Written Option Contracts	190,743,019	7,394,007	—		198,137,026
Swap Contracts**	—	2,747,870	—		2,747,870
Forward Currency
Exchange Contracts**	—	7,754,322	—		7,754,322

*	Please refer to the Schedule of Investments to view common stocks segregated by industry type.
**	Swap contracts and forward currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument.
***	Value is less than $0.50.

The Level 2 securities are priced using inputs such as current yields, discount rates, credit quality, yields on computable securities, trading volume and maturity date. The Fund did not have transfers into or out of Level 1, Level 2 or Level 3 during the year. Transfers between levels are recognized at the end of the reporting period.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments
Balance as of December 31, 2011	$—
Purchases	420,840
Balance as of December 31, 2012	$420,840

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Significant unobservable valuation inputs developed by the Board of Directors for material Level 3 investments as of December 31, 2012, are as follows:

Description	Fair Value at December 31, 2012	Valuation Technique	Unobservable Input	Range
Escrow Notes	$420,840	Projected Final	Discount of
		Distribution(1)	Projected Distribution	$0.70 — 0.73
Swap Contracts	—***	Projected Final	Discount of
		Distribution(2)	Projected Distribution	0.00 — 0.00

***	Value is less than $0.50.
(1)	This Level 3 security was received through a corporate action and is being priced at an estimate of the expected final distribution.
(2)
This Level 3 security has completed its corporate action. The security is being kept open due to the potential of an additional distribution.  Based on an evaluation of the likelihood of an additional distribution, the security is being priced at zero.

B.    Securities Sold Short

The Fund may sell securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund generally segregates liquid assets in an amount equal to the market value of the securities sold short. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.    Transactions with Brokers for Securities Sold Short

The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with two securities dealers. The Fund does not require the brokers to maintain collateral in support of the receivable from brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short. The Fund maintains cash deposits at brokers beyond the receivable for short sales. These cash deposits are presented as deposits at brokers on the Statement of Assets and Liabilities.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D.    Federal Income Taxes

No provision for federal income taxes has been made since the Fund has complied to date with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in future years and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Fund intends to make all required distributions to avoid federal excise tax.

The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. As of December 31, 2012, open Federal and New York tax years include the tax years ended September 30, 2009 through 2012. The Fund has no tax examination in progress.

E.    Written Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write (sell) call options, including to hedge portfolio investments. Uncovered put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market daily to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Written option contracts are valued at the higher of the intrinsic value of the option or the last sales price reported by a third party valuation service on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the written option contract is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security), and the Fund realizes a gain or loss from the sale of the underlying security. Written option contracts sold on an exchange typically include less credit risk than over-the-counter options. Refer to Note 2 R. for further derivative disclosures.

F.    Purchased Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may purchase put or call options to hedge portfolio investments or for other investment purposes. Premiums paid for option contracts purchased are included in the Statement of Assets and

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Liabilities as an asset. Option contracts are valued daily at the higher of the intrinsic value of the option or the last reported composite sale price on the date of valuation. If no sale is reported or if the last sale is outside the parameters of the closing bid and asked prices, the option contract purchased is valued at the higher of the intrinsic value of the option or the mean between the last reported bid and asked prices on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Purchased options sold on an exchange typically include less credit risk than over-the-counter options. Refer to Note 2 R. for further derivative disclosures.

G.    Forward Currency Exchange Contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use forward currency exchange contracts to hedge against changes in the value of foreign currencies. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund includes the amount of any net unrealized gain on the contract.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities.  The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

H.    Equity Swap Contracts

The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may enter into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract  at a rate equal to LIBOR plus an agreed upon spread (generally between 25 to 100 basis points). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract at a rate equal to LIBOR less an agreed upon spread (generally between 25 to 100 basis points).

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may also enter into equity swap contracts whose value may be determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund  to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The counterparty risk to the Fund includes the risk of loss of the full amount of any net unrealized gain on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. Refer to Note 2 R. for further derivative disclosures.

I.    Distributions to Shareholders

Dividends from net investment income and net realized capital gains, if any, are declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are due primarily to wash sale-loss deferrals, constructive sales, straddle-loss deferrals, adjustments on swap contracts, and unrealized gains or losses on Section 1256 contracts, which were realized, for tax purposes, at December 31, 2012. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. At December 31, 2012, the Fund increased accumulated undistributed net investment income by $17,396,745, reduced accumulated undistributed net gain by $41,321,188, and increased paid-in capital by $23,924,443.

J.    Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

K.    Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities,

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate  changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities.  However, for federal income tax purposes, the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

L.    Cash Equivalents

The Fund considers highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

M.    Guarantees and Indemnifications

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has not incurred material expenses in respect of those provisions.

N.    Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

O.    Other

Transactions are recorded for financial statement purposes on the trade date. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest is accounted for on the accrual basis and includes amortization of premiums and discounts on the interest method. Expenses include $9,806,050 of borrowing expense on securities sold short. The Fund may utilize derivative instruments such as options, forward currency exchange contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities.

P.    Counterparty Risk

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Q.    The Right to Offset

Financial assets and liabilities as well as cash collateral received and posted are offset by counterparty, and the net amount is reported in the Statement of Assets and Liabilities when the Fund believes there exists a legally enforceable right to set off the recognized amounts.

R.    Derivatives

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended December 31, 2012: long option contracts (2,028,626 contracts) were purchased and $158,096,017 in premiums were paid, written option contracts (3,821,459 contracts) were opened and $771,053,492 in premiums were received, equity swap contracts were opened with a notional value of $1,670,320,160 and closed with a notional value of $1,613,833,491 and an average of 17 forward currency exchange contract positions were open during the year.

Statement of Assets and Liabilities

Fair values of derivative instruments as of December 31, 2012:

	Asset Derivatives		Liability Derivatives
	Statement of Assets		Statement of Assets
Derivatives	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity Contracts:
Purchased Options	Investments	$20,117,426	N/A	$—
Written Option Contracts	N/A	—	Written Options	198,137,026
Swap Contracts	Receivables	7,807,885	Payables	2,747,870
Foreign exchange contracts:
Forward Foreign Currency
Exchange Contracts	Receivables	3,306,125	Payables	7,754,322
Total		$31,231,436		$208,639,218

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2012:

Amount of Realized Gain (Loss) on Derivatives
			Forward
		Written	Currency
	Purchased	Option	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$(107,354,133)	$56,335,530	$—	$(35,959,386)	$(86,977,989)
Foreign exchange
contracts	—	—	(953,251)	—	(953,251)
Total	$(107,354,133)	$56,335,530	$(953,251)	$(35,959,386)	$(87,931,240)

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Change in Unrealized Appreciation (Depreciation) on Derivatives
			Forward
		Written	Currency
	Purchased	Option	Exchange	Swap
Derivatives	Options	Contracts	Contracts	Contracts	Total
Equity contracts	$6,391,818	$11,952,018	$–	$25,719,895	$44,063,731
Foreign exchange
contracts	—	—	(4,931,404)	—	(4,931,404)
Total	$6,391,818	$11,952,018	$(4,931,404)	$25,719,895	$39,132,327

Note 3 — AGREEMENTS

The Fund’s investment adviser is Westchester Capital Management, LLC pursuant to an investment advisory agreement with the Adviser dated as of January 1, 2011 (the “Advisory Agreement”).  Under the terms of this Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily net assets.  The Adviser has agreed to voluntarily waive 0.10% of its fee at net asset levels between $1.5 billion through $2 billion, 0.20% of its fee at net asset levels between $2 billion through $5 billion, and 0.25% of its fee at net asset levels exceeding $5 billion. Investment advisory fees voluntarily waived by the Adviser for the year ended December 31, 2012 were $6,175,196. Certain officers of the Fund are also officers of the Adviser. The Advisory Agreement was approved for an initial term of two years and thereafter will remain in effect from year to year provided that such continuance is specifically approved at least annually by the vote of a majority of the Fund’s Trustees who are not interested persons of the Adviser or the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

U.S. Bancorp Fund Services, LLC, a subsidiary of U.S. Bancorp, a publicly held bank holding company, serves as transfer agent, administrator, fund accountant, dividend paying agent and shareholder servicing agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to distribution contracts with broker-dealers and other qualified institutions.

Note 4 — SHARES OF BENEFICIAL INTEREST

The Board of Trustees has the authority to issue an unlimited amount of shares of beneficial interest without par value.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 4 — SHARES OF BENEFICIAL INTEREST (continued)

Changes in shares of beneficial interest were as follows:

	Year Ended		Three Months Ended		Year Ended
	December 31, 2012		December 31, 2011		September 30, 2011
	Shares	Amount	Shares	Amount	Shares	Amount
Issued	99,051,598	$1,564,853,341	29,716,276	$471,436,947	176,395,668	$2,824,267,550
Issued as
reinvestment
of dividends	4,438,197	69,990,348	7,466,034	116,320,806	3,547,347	55,977,137
Redemption fee	—	14,104	—	40,203	—	357,767
Redeemed	(146,954,200)	(2,324,434,239)	(29,854,090)	(472,634,819)	(89,150,638)	(1,419,480,778)
Net increase
(decrease)	(43,464,405)	$(689,576,446)	7,328,220	$115,163,137	90,792,377	$1,461,121,676

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION

Purchases and sales of securities for the year ended December 31, 2012 (excluding short-term investments, options, forward currency contracts, swap contracts and short positions) aggregated $8,122,756,933 and $7,838,668,188, respectively. There were no purchases or sales of U.S. Government securities.

At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$4,114,514,584
Gross unrealized appreciation	131,939,897
Gross unrealized depreciation	(82,327,973)
Net unrealized appreciation	$49,611,924
Undistributed ordinary income	$—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated losses	(78,388,433)
Total accumulated losses	$(28,776,509)

The tax components of dividends paid during the fiscal year ended December 31, 2012, three months ended December 31, 2011 and the fiscal year ended September 30, 2011 were as follows:

	December 31, 2012	December 31, 2011	September 30, 2011
Ordinary Income	$88,732,213	$142,155,672	$70,276,496
Long-Term Capital Gain	—	—	—
Total Distributions Paid	$88,732,213	$142,155,672	$70,276,496

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 5 — INVESTMENT TRANSACTIONS AND INCOME TAX INFORMATION (continued)

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Case Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012. The Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The amount designated as long-term capital gains was $6,622,076.

As of December 31, 2012, the Fund did not have a post-October capital loss or a capital loss carryforward.

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the fiscal year ended December 31, 2012 was  55.73% (unaudited) for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends-received deduction for the fiscal year ended December 31, 2012 was 46.14% (unaudited) for the Fund. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the fiscal year ended December 31, 2012 was 23.49% (unaudited) for the Fund.

Note 6 — WRITTEN OPTION CONTRACTS

The premium amount and the number of written option contracts during the year ended December 31, 2012 were as follows:

	Number of Contracts	Premium Amount
Options outstanding at December 31, 2011	381,750	$83,679,758
Options written	3,821,459	771,053,492
Options closed	(2,052,328)	(422,188,669)
Options exercised	(884,732)	(181,425,422)
Options expired	(462,069)	(48,533,033)
Options outstanding at December 31, 2012	804,080	$202,586,126

Note 7 — DISTRIBUTION PLAN

The Fund has adopted an Amended and Restated Plan of Distribution (the “Plan”) dated July 19, 2005, pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will compensate broker dealers or other qualified institutions with whom the Fund has entered into a contract to distribute Fund shares. Under the Plan, the amount of such compensation paid in any one year shall not exceed 0.25% annually of the average daily net assets of the Fund, which may be payable as a service fee for providing permitted recordkeeping, subaccounting, subtransfer agency and/or shareholder liaison services. For the year ended December 31, 2012, the Fund incurred $9,279,148 pursuant to the Plan. The Plan will remain in effect from year to year provided such continuance is approved at least annually by a vote either of a majority of the Trustees, including a majority of the non-interested Trustees, or a majority of the Fund’s outstanding shares.

The Merger Fund
NOTES TO THE FINANCIAL STATEMENTS (continued)
December 31, 2012

Note 8 — TRANSACTIONS OF AFFILIATES

Pursuant to Section (2)(a)(3) of the 1940 Act, if the Fund owns 5% or more of the outstanding voting securities of an issuer, the issuer is deemed to be an affiliate of the Fund. During the year ended December 31, 2012, the Fund owned the following positions in such companies for investment purposes only:

	Share			Share	Market
	Balance at			Balance at	Value at			Realized
	Dec. 31,			Dec. 31,	Dec. 31,	Dividend	Interest	Gain
Issuer Name	2011	Purchases	Sales	2012	2012	Income	Income	(Loss)
Blue Coat
Systems, Inc.	2,480,900	—	2,480,900	—	$—	$—	$—	$1,455,242
Dollar Thrifty
Automotive
Group, Inc.	2,338,825	507,156	2,845,981	—	—	—	—	64,361,061
Invesco
Prime Portfolio
Money Market	266,389,252	2,322,214,109	2,588,603,361	—	—	—	161,984	—
Navistar
International
Corporation*	—	3,938,900	3,196,700	742,200	16,157,694	—	—	(12,040,057)
NetLogic
Microsystems, Inc.	3,670,572	—	3,670,572	—	—	—	—	6,893,766
Solutia, Inc.	—	6,303,130	6,303,130	—	—	190,076	—	138,668,860
SuccessFactors, Inc.	4,344,497	285,000	4,629,497	—	—	—	—	1,201,983
Temple-Inland, Inc.	5,648,872	453,874	6,102,746	—	—	—	—	6,521,210
Viterra, Inc.	—	11,930,200	11,930,200	—	—	858,668	—	4,685,601
					$16,157,694	$1,048,744	$161,984	$211,747,666

*  No longer an affiliate as of December 31, 2012.

Note 9 — RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statements of Assets & Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

Management is currently evaluating the impact that ASU No. 2011-11 will have on the Fund’s financial statements and disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Merger Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, securities sold short, options written, forward currency exchange contracts and swap contracts, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Merger Fund (the “Fund”) at  December 31, 2012, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

March 1, 2013
Milwaukee, Wisconsin

The Merger Fund
Board Approval of Investment Advisory Agreements
December 31, 2012 (Unaudited)

Each year, the Boards of Trustees of The Merger Fund and The Merger Fund VL (the “Board”), including a majority of the Trustees who are not interested persons of The Merger Fund and The Merger Fund VL (the “Independent Trustees”), are required to determine whether to continue the Funds’ advisory agreements.  In October 2012, the Board and the Independent Trustees approved the continuation of the Funds’ advisory arrangements with Westchester Capital Management LLC (the “Adviser”) (collectively, the “Agreements”) for an additional one-year period.  A summary of the material factors and conclusions that formed the basis for the approval by the Board and the Independent Trustees are discussed below.

Review Process

The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary to evaluate the terms of the Funds’ Agreements.  The Independent Trustees began their formal review process in June 2012 by requesting from the Adviser information they believed necessary to evaluate the terms of the Funds’ Agreements (the “Information Request”).

Before their October 2012 meeting, the Independent Trustees met with counsel to the Independent Trustees, counsel to the Fund and the Funds’ administrator to review and discuss the universe and type of comparative performance and expense information that was available to the Trustees and the different ways in which that information could be presented to the Board for its review.  Based on those discussions, the Funds’ administrator provided the Trustees with a report that was based on information provided by Morningstar and compared the Funds’ advisory fees, other expenses and performance over various periods with those of other funds in the Funds’ respective peer groups, as constructed by Morningstar.  The Funds’ administrator also provided a separate report comparing the Funds’ advisory fees, other expenses and performance over certain periods with a smaller group of the Funds’ peers that was comprised of other mutual funds that primarily utilize a merger arbitrage strategy.

The Board and the Independent Trustees each received advice, including written memoranda, regarding the legal standards applicable to the consideration of the Agreements from counsel to the Funds and independent counsel to the Independent Trustees, respectively.  The Independent Trustees discussed the continuation of the Agreements in private session with their independent legal counsel, at which no representatives of the Adviser were present.

The Independent Trustees and Board, in approving the continuation of the Agreements, did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors.  The Trustees evaluated all information available to them on a fund-by-fund basis, and their deliberations were made separately in respect of each Fund.  This summary describes the most important, but not all, of the factors considered by the Board and the Independent Trustees.

Materials Reviewed

During the course of each year, the Board receives a wide variety of materials relating to the services provided by the Adviser and the Funds’ other service providers, including reports on: each Fund’s investment results; portfolio construction; portfolio composition; portfolio trading practices;

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)
December 31, 2012 (Unaudited)

shareholder services; and other information relating to the nature, extent and quality of services provided by the Adviser to the Funds.  In addition, in connection with its annual consideration of the Agreements, the Board requested and reviewed supplementary information regarding the terms of the Agreements, the Funds’ investment results, advisory fee and total expense comparisons, financial and profitability information regarding the Adviser and its affiliates, descriptions of various functions undertaken by the Adviser, such as compliance monitoring, and information about the personnel providing investment management services to the Funds.  The Board also requested and evaluated performance and expense information for other investment companies provided by Morningstar and compiled by the Funds’ administrator.  The Board and the Independent Trustees also considered information regarding so-called “fall-out” benefits to the Adviser and its affiliates due to the Adviser’s relationships with the Funds.

Nature, Extent and Quality of Services

Nature and Extent of Services – In considering the continuation of the Agreements for the current year, the Board and the Independent Trustees evaluated the nature and extent of the services provided by the Adviser.  The Board and the Independent Trustees considered information concerning the investment philosophy and investment process used by the Adviser in managing the Funds.  In this context, the Board and the Independent Trustees considered the in-house research capabilities of the Adviser as well as other resources available to the Adviser, including research services available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients of the Adviser.  The Trustees considered the scope and quality of services provided by the Adviser under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments.  The Board and the Independent Trustees considered the managerial and financial resources available to the Adviser.

Quality of Services – The Board and the Independent Trustees considered the quality of the services provided by the Adviser and the quality of the resources of the Adviser available to the Funds.  The Board and the Independent Trustees considered the specialized experience, expertise and professional qualifications of the personnel of the Adviser, including that the Adviser had a uniquely long track record managing a merger arbitrage strategy within the context of a registered mutual fund.  The Board and the Independent Trustees considered the complexity of managing the Funds’ strategy relative to other types of funds.  The Board and the Independent Trustees also received and reviewed information regarding the quality of non-investment advisory services provided to the Funds by the Adviser, including certain compliance services.  The Board and the Independent Trustees considered that the scope of the services provided to the Funds by the Adviser were consistent with the Funds’ operational requirements.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that, overall, they were satisfied with the nature, extent and quality of the services provided by the Adviser.

In their evaluation of the quality of the services provided by the Adviser, the Board and the Independent Trustees considered the performance of the Funds.  The Board and the Independent Trustees considered whether the Funds operated within their investment objectives and their record of compliance with their investment restrictions.  The Board and the Independent Trustees reviewed

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)
December 31, 2012 (Unaudited)

information comparing the Funds’ historical performance to relevant market indices and to performance information for certain other investment companies with similar investment objectives over the 1-, 3-, 5- and 10-year periods (if the Funds were in existence over those periods) ended August 31, 2012 derived from data provided by Morningstar.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s performance record and process used in managing the Funds supported the renewal of the Agreements.

Management Fees and Expenses

The Board and the Independent Trustees reviewed information, including comparative information provided by Morningstar, regarding the advisory fees paid to the Adviser and the total expenses borne by the Funds.  They considered the Funds’ advisory fees relative to their respective peer groups as determined by Morningstar as well as a smaller group of the Funds’ peers comprised of other mutual funds that primarily utilize a merger arbitrage strategy.  The Board and the Independent Trustees also considered the fees that the Adviser and its affiliates charge other clients with investment objectives similar to the Funds.  The Board and the Independent Trustees considered information provided by the Adviser describing the differences in services provided to these other clients, which noted that, among other things, typically more services were provided to the Funds than those other clients.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the fees to be charged under the Agreements represent reasonable compensation to the Adviser in light of the services provided.

Profitability and Possible Economies of Scale

Profitability – The Board and the Independent Trustees reviewed information regarding the cost of services provided by the Adviser and the profitability (before distribution expenses and prior to taxes) of the Adviser’s relationship with the Funds.  In evaluating the Adviser’s reported profitability, the Independent Trustees considered that certain of the information provided by the Adviser was necessarily estimated and that preparing the related profitability information involved certain assumptions and allocations that were imprecise.  The Board and the Independent Trustees recognized that the probative value of profitability information may be limited because a wide range of comparative information often is not generally available and it can be affected by numerous factors, including the structure of the particular adviser, the types of funds the adviser manages, the adviser’s business mix, the efficiency of an adviser’s operations, numerous assumptions about allocations and the adviser’s cost of capital.  In addition, the Board and the Independent Trustees considered information regarding the direct and indirect benefits the Adviser receives as a result of its relationship with the Funds, including research purchased with soft dollar credits earned from portfolio transactions effected on behalf of the Funds (soft dollar arrangements), and reputational benefits.

Economies of Scale – The Board and the Independent Trustees reviewed the extent to which the Adviser may realize economies of scale in managing the Funds.  The Board and the Independent Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the Adviser’s level of profitability from its relationship with each Fund was reasonable and not excessive.  The Trustees also considered that the Adviser proposed to continue, also for an additional

The Merger Fund
BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (continued)
December 31, 2012 (Unaudited)

one-year period, to apply waivers to TMF’s advisory fee that generally had the effect of breakpoints in the Adviser’s advisory fee as well as to continue the expense limitation agreement applicable to VL.  The Independent Trustees concluded that those measures were reasonably designed to result in the sharing of economies of scale realized by the Adviser, if any, with the Funds and their shareholders.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the Agreements, including the fees payable to the Adviser, are fair and reasonable to the Funds and their shareholders given the scope and quality of the services provided to the Funds and such other considerations as the Independent Trustees considered relevant in the exercise of their reasonable business judgment and that the continuation of the Agreements was in the best interests of the Funds and their shareholders.  Accordingly, the Board and Independent Trustees unanimously approved the continuation of the Agreements.

INFORMATION ABOUT TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Fund’s Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-343-8959.

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	Held by Trustee
Roy Behren*	Co-President,	Indefinite;	Co-Portfolio Manager	1	None
c/o Westchester Capital	Treasurer	since 2011	and Co-President of
Management, LLC	and		Westchester Capital
100 Summit Lake Drive	Trustee		Management, LLC, the
Valhalla, NY 10595			Fund’s Adviser, since
Age: 52			2011. Co-Portfolio
Manager of Westchester
Capital Management, Inc.,
the Fund’s previous
adviser, from 2007 to
2010. Research analyst
for Westchester Capital
Management, Inc. from
1994 until 2010. Chief
Compliance Officer of the
Fund and Westchester
Capital Management,
Inc. from 2004 to 2010.

James P. Logan III	Independent	Indefinite;	Chairman of J.P. Logan	2	None
c/o Westchester Capital	Trustee	since	& Company. Chairman
Management, LLC		inception	of Logan-Chace, LLC,
100 Summit Lake Drive		in 1989	an executive search firm.
Valhalla, NY 10595
Age: 76

Michael J. Downey	Independent	Indefinite;	Private investor.	2	Chairman and
c/o Westchester Capital	Trustee	since 1995	Consultant and		Director of The
Management, LLC			independent financial		Asia Pacific
100 Summit Lake Drive			adviser since July 1993.		Fund, Inc.
Valhalla, NY 10595					Director of the
Age: 69					AllianceBerstein
core mutual fund
group

INFORMATION ABOUT TRUSTEES AND OFFICERS

		Term of		# of Portfolios
	Position(s)	Office and		in Fund Complex	Other
	Held with	Length of	Principal Occupation	Overseen by	Directorships
Name, Address and Age	the Fund	Time Served	During Past Five Years	Trustee **	Held by Trustee
Barry Hamerling	Independent	Indefinite;	Managing Partner of	2	Trustee of AXA
c/o Westchester Capital	Trustee	since 2007	Premium Ice Cream of		Premier VIP
Management, LLC			America, since 1995.		Trust
100 Summit Lake Drive			Managing Partner of
Valhalla, NY 10595			B&J of Freeport, since
Age: 66			1990. Managing Partner
of Let-US Creations,
from 1999 to 2011.

Michael T. Shannon	Co-President	One-year	Co-Portfolio Manager	N/A	N/A
Westchester Capital		term;	of Westchester Capital
Management, LLC		since 2011	Management, LLC, the
100 Summit Lake Drive			Fund’s Adviser, since
Valhalla, NY 10595			2011. Co-Portfolio
Age: 46			Manager of Westchester
Capital Management,
Inc., the Fund’s previous
adviser, from 2007 to 2010.

Bruce Rubin	Vice	One-year	Chief Operating Officer	N/A	N/A
Westchester Capital	President,	term;	of Westchester Capital
Management, LLC	Chief	since 2010	Management, LLC, the
100 Summit Lake Drive	Compliance		Fund’s Adviser. Chief
Valhalla, NY 10595	Officer and		Operating Officer of
Age: 53	Anti-Money		Westchester Capital
	Laundering		Management, Inc., the
	Compliance		Fund’s previous adviser,
	Officer		from March 2010 to
December 2010. Chief
Operating Officer of
Seneca Capital from
2005 to 2010.

Abraham R. Cary	Secretary	One-year	Head of Trading of	N/A	N/A
Westchester Capital		term;	Westchester Capital
Management, LLC		since	Management, LLC, the
100 Summit Lake Drive		2012	Fund's Adviser, since
Valhalla, NY 10595			2011. Head of Trading
Age: 37			Westchester Capital
Management, Inc., the
Fund's previous adviser
from 2002 to 2010.

*
Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or of the Adviser. Mr. Behren is deemed to be an interested person because of his affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because he is an officer of the Fund.

**	The fund complex consists of the Fund and The Merger Fund VL.

The Merger Fund
AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund generally votes proxies relating to portfolio securities may be obtained without charge by calling the Fund’s Transfer Agent at 1-800-343-8959 or by visiting the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the SEC’s website or by calling the toll-free number listed above.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Merger Fund
PRIVACY POLICY

We collect the following non-public personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

THIS PRIVACY POLICY IS NOT A PART OF THE ANNUAL REPORT.

Investment Adviser
Westchester Capital Management, LLC
100 Summit Lake Drive
Valhalla, NY  10595
(914) 741-5600
www.mergerfund.com

Administrator, Transfer Agent, Fund Accountant,
Dividend Paying Agent and Shareholder
Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI  53201-0701
(800) 343-8959

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI  53212
(800) 343-8959

Trustees
Roy Behren
Michael J. Downey
James P. Logan, III
Barry Hamerling

Executive Officers
Roy Behren, Co-President and Treasurer
Michael T. Shannon, Co-President
Bruce Rubin, Vice President and
  Chief Compliance Officer
Abraham R. Cary, Secretary

Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY  10036

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue
Milwaukee, WI  53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made minor amendments to its code of ethics to clarify the Officers’ responsibilities in respect of conflicts of interest during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s revised Code of Ethics is filed herewith.  You may also receive a copy of the registrant’s Code of Ethics, free of charge, upon request by calling (800) 343-8959.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Barry Hamerling is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011	FYE 9/30/2011
Audit Fees	$93,800	$47,000	$93,800
Audit-Related Fees	$ -	$ -	$ -
Tax Fees	$11,500	$15,000	$11,500
All Other Fees	$ -	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011	FYE 9/30/2011
Audit-Related Fees	0%	0%	0%
Tax Fees	0%	0%	0%
All Other Fees	0%	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not including any sub-advisers) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011	FYE 9/30/2011
Registrant	-	-	-
Registrant’s Investment Adviser	-	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s Co-President/Chief Executive Officers and Treasurer/Chief Financial Officer (collectively, the “Officers”) have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such Officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Merger Fund

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 6, 2013

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Michael T. Shannon
Michael T. Shannon, Co-President

Date    March 6, 2013

By (Signature and Title)*    /s/Roy Behren
Roy Behren, Co-President and Treasurer

Date    March 6, 2013

* Print the name and title of each signing officer under his or her signature.